UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): March 16, 2020

AquaVenture Holdings Limited
(Exact name of registrant as specified in its charter)

British Virgin Islands
(State or other jurisdiction of incorporation)

001-37903	98-1312953
(Commission File Number)	(I.R.S. Employer Identification No.)

c/o Conyers Corporate Services (BVI) Limited Commerce House, Wickhams Cay 1 P.O. Box 3140 Road Town British Virgin Islands VG1110 (Address of principal executive office)

(813) 855-8636 (Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary Shares	WAAS	New York Stock Exchange (NYSE)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 5.07. Submission of Matters to a Vote of Security Holders.

On March 16, 2020, AquaVenture Holdings Limited (the “Company”) held a Special Meeting of Shareholders (the “Special Meeting”). At the Special Meeting, holders of 25,257,062 of the Company's ordinary shares were represented in person or by proxy and approximately 99.9% of those ordinary shares eligible to be voted and voting at the meeting were voted in favor of the adoption of the merger agreement.

At the Special Meeting, shareholders voted on the following proposal, which is described in detail in the Company’s definitive proxy statement filed with the U.S. Securities and Exchange Commission on February 18, 2020. The number of votes cast for and against, as well as the number of abstentions with respect to, the proposal voted upon at the Special Meeting are set forth below. There were no broker non-votes with respect to the proposal.

Proposal 1 - The Merger Agreement.  To adopt the Agreement and Plan of Merger, (including a form of the plan of merger, which is included as an exhibit thereto), dated as of December 23, 2019, among Culligan International Company, a Delaware corporation (“Parent”), Amberjack Merger Sub Limited, a business company incorporated under the laws of the British Virgin Islands and a wholly-owned subsidiary of Parent, and the Company, a business company incorporated under the laws of the British Virgin Islands, (as it may be amended from time to time, the “Merger Agreement”). Shareholders voted as follows:

For:	25,232,967
Against:	5,189
Abstain:	18,906

Accordingly, the adoption of the Merger Agreement was approved.

Shareholder action on a second proposal, to approve one or more adjournments or postponements of the Special Meeting, if necessary, to solicit additional proxies in favor of proposal 1, was not required and no vote was taken on that proposal.

Item 8.01. Other Events.

On March 16, 2020, the Company issued a press release announcing the results of the shareholder votes at the Special Meeting. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

99.1	Press Release, dated March 16, 2020

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AquaVenture Holdings Limited

	By:	/s/ Lee S. Muller
Dated: March 17, 2020	Name:	Lee S. Muller
	Title:	Chief Financial Officer

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